Exhibit 99.1
FMG Acquisition Corp.
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
FMG Acquisition Corp.

We have audited the accompanying balance sheet of FMG Acquisition Corp. (a corporation in the development stage) (the “Company”) as of October 11, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from May 22, 2007 (date of inception) to October 11, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FMG Acquisition Corp. (a corporation in the development stage) as of October 11, 2007, and the results of its operations and its cash flows for the period from May 22, 2007 (date of inception) to October 11, 2007, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
October 15, 2007

/s/ Rothstein, Kass & Company, P.C.

FMG ACQUISITION CORP.
(a corporation in the development stage)

BALANCE SHEET
October 11, 2007

ASSETS

Current assets
Cash	$217,127
Prepaid expenses	12,600

229,727

Other assets, restricted cash	37,452,930

$37,682,657

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities, accounts payable and accrued expenses	$62,941

Long-term liabilities, deferred underwriters' fee	1,514,760

Common stock, subject to possible redemption,
1,419,614 shares, at redemption value	11,232,133

Stockholders' equity
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued	-
Common stock, $.0001 par value, authorized 20,000,000 shares; 5,917,031 shares issued and outstanding, (including 1,419,614 shares subject to
possible redemption)	602
Additional paid-in capital	24,873,742
Deficit accumulated during the development stage	(1,521)

Total stockholders' equity	24,872,823

$37,682,657

See accompanying notes are an integral part of these financial statements.

FMG ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF OPERATIONS

For the period May 22, 2007 (date of inception) to October 11, 2007

Interest income	$246

Formation and operating costs	1,767

Net loss	$(1,521)

Approximate weighted average number of common
shares outstanding, basic and diluted	1,228,135

Net loss per common share, basic and diluted	$0.00

See accompanying notes are an integral part of these financial statements.

FMG ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS' EQUITY

For the period May 22, 2007 (date of inception) to October 11, 2007

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Common shares issued to existing shareholders	1,183,406	$129	$24,871	$-	$25,000

Proceeds from issuance of warrants			1,250,000		1,250,000

Sale of 4,733,625 units on October 11, 2007
at a price of $8 per unit, net of underwriters'
discount and offering costs (including
1,419,614 shares subject to possible redemption)	4,733,625	473	34,830,904		34,831,377

Common stock, subject to possible redemption,
1,419,614 shares			(11,232,133)		(11,232,133)

Proceeds from issuance of options			100		100

Net loss				(1,521)	(1,521)

Balances, October 11, 2007	5,917,031	$602	$24,873,742	$(1,521)	$24,872,823

See accompanying notes are an integral part of these financial statements.

FMG ACQUISITION CORP.
(a corporation in the development stage)

STATEMENT OF CASH FLOWS

For the period May 22, 2007 (date of inception) to October 11, 2007

Cash flows provided by operating activities
Net loss	$(1,521)
Adjustments to reconcile net loss to net cash used in
operating activities:
Increase (decrease) in cash attributable to changes
in operating assets and liabilities
Prepaid expenses	(12,600)
Accounts payable and accrued expenses	62,941

Net cash provided by operating activities	48,820

Cash used in investing activities, change in restricted cash	(37,452,930)

Cash flows from financing activities
Proceeds from notes payable, stockholders	100,000
Repayment of notes payable, stockholders	(100,000)
Proceeds from issuance of common stock	25,000
Proceeds from issurance of warrants	1,250,000
Gross proceeds from public offering	37,869,000
Payments for underwriters' discount and offering cost	(1,522,863)
Proceeds from issuance of option	100

Net cash provided by financing activities	37,621,237

Net increase in cash	217,127

Cash, beginning of period	-

Cash, end of period	$217,127

Supplemental schedule of non-cash financing activities:

Accrued offering costs	$62,941

Deferred underwriters' fees	$1,514,760

See accompanying notes are an integral part of these financial statements.

FMG Acquisition Corp.

(a corporation in the development stage)

Notes to Financial Statements

NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

FMG Acquisition Corp. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on May 22, 2007. The Company was formed to acquire a business operating in or providing services to the insurance industry through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination. The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting By Development Stage Enterprises, and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year-end.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the public offering of Units (as defined in Note C below) (the “Offering”), although substantially all of the net proceeds of the Proposed Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) a business operating in or providing services to the insurance industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Since the closing of the Offering, approximately 99% of the gross proceeds, after payment of certain amounts to the underwriters, will be held in a trust account (“Trust Account”) and invested in U.S. “government securities” defined as any Treasury Bill issued by the United States government having a maturity of one hundred and eighty (180) days or less or any open ended investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund and bears the highest credit rating issued by a United States nationally recognized rating agency, until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 30% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. Public stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the Trust Account (including the additional 4% fee of the gross proceeds payable to the underwriters upon the Company’s consummation of a Business Combination), including any interest earned (net of taxes payable and the amount distributed to the Company to fund its working capital requirements) on their pro rata share, if the business combination is approved and consummated. However, voting against the Business Combination alone will not result in an election to exercise a stockholder’s conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combination is voted upon by the stockholders. All of the Company’s stockholders prior to the Proposed Offering, including all of the directors and officers of the Company, have agreed to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company.

NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

In the event that the Company does not consummate a Business Combination by October 11, 2009, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the existing stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering, discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United State of America ("U.S. GAAP")and pursuant to the rules and regulations of the Securities Exchange Commission (the "SEC").

Development Stage Company:

The Company complies with the reporting requirements of SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises.”

Net loss per common share:

The Company complies with accounting and disclosure requirements of SFAS No. 128, “Earnings Per Share”. Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period.

The Company reported a net loss for the period May 22, 2007 (date of inception) to October 11, 2007 and, as a result, diluted loss per common share is the same as basic for the period, as any potentially dilutive securities would reduce the loss per common share and become anti-dilutive.

Stock based compensation:

The Company complies with the accounting and disclosure requirements of SFAS No. 123R, “Share Based Payments”. The cost of services received in exchange for an award of equity instruments is to be measured based on the grant-date fair value of those instruments.

Common Stock:

In August 2007, the Board of Directors of the Company approved a 1.15-for-1 stock split in the form of a stock dividend of 0.15 shares of Common Stock for every one share of Common Stock issued and outstanding as of August 13, 2007.

Upon consummation of the Offering, the Company’s initial stockholders (“Initial Stockholders”), who owned 100% of the Company’s issued and outstanding Common Stock prior to the Offering, forfeited a pro-rata portion of their shares of Common Stock (an aggregate of 110,344 shares of Common Stock) as a result of the underwriters’ election not to exercise the balance of a purchase option (See Note E). Such ownership interests were adjusted upon consummation of the Offering to reflect their aggregate ownership of 20% of the Company’s issued and outstanding Common Stock (an aggregate of 1,183,406 shares of Common Stock).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, potentially may, in the future, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, “Disclosure About Fair Value of Financial Instruments,” approximates the carrying amounts presented in the balance sheet.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes:

The Company complies with SFAS No. 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Effective May 22, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). There were no unrecognized tax benefits as of October 11, 2007. FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at May 22, 2007 (date of inception). There was no change to this balance at October 11, 2007. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

Recently issued accounting standards:

In September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Company’s financial statements and their disclosures. Its impact has not yet been determined.

NOTE C— OFFERING

On October 11, 2007 the Company sold 4,733,625 units (“Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) October 4, 2008 or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and will expire October 4, 2011. The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.

NOTE D—RELATED PARTY TRANSACTIONS

On May 24, 2007 the Company issued a $100,000 unsecured promissory note to a principal stockholder and affiliate of the Company’s officer, FMG Investors, LLC. The note was non-interest bearing and was repaid on October 11, 2007.

The Company has received a limited recourse revolving line of credit totaling $250,000 made available by FMG Investors, LLC. The revolving line of credit terminates upon the earlier of the completion of a business combination or October 4, 2009 (as such borrowings may be used to pay costs, expenses and claims in connection with any such dissolution and liquidation). The revolving line of credit is non-interest bearing.

The Company has accrued operating expenses in the amount of $39,500 due to FMG Investors, LLC relating to administrative and legal costs.

The Company presently occupies office space provided by an affiliate of our Chairman and Chief Executive Officer. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services.

Certain of the directors and officers of the Company purchased through FMG Investors, LLC, in a private placement, 1,250,000 warrants immediately prior to the Offering at a price of $1.00 per warrant (an aggregate purchase price of approximately $1,250,000) from the Company and not as part of the Offering. They have also agreed that these warrants purchased by them will not be sold or transferred until 90 days after completion of a Business Combination.

NOTE E—COMMITMENTS

The Company paid an underwriting discount of 3% of the public unit offering price to the underwriters at the closing of the Offering, with an additional 4% fee of the gross offering proceeds payable upon the Company’s consummation of a Business Combination.

The Company sold to Pali Capital, Inc, for $100, as additional compensation, an option to purchase up to a total of 450,000 units at a per-unit price of $10.00. The units issuable upon exercise of this option are also identical to those offered in the Offering.

The sale was accounted for as an equity transaction. Accordingly, there was no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale.

NOTE E—COMMITMENTS (CONTINUED)

The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $2.03 per unit, or $913,500 in total, using an expected life of four years, volatility of 33.8% and a risk-free interest rate of 4.82%.

In accordance with Statement of Financial Accounting Standard No. 123R, Share Based Payments (SFAS 123R), the cost of services received in exchange for an award of equity instruments is to be measured based on the grant-date fair value of those instruments. Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. SFAS 123R requires the Company to measure the option based on an appropriate industry sector index instead of the expected volatility of its share price. The volatility calculation of 33.8% is based on the four year average volatility for basket of the 20 smallest insurance companies in the Russell 2000 (“Index”). The Company referred to the Index because management believes that the average volatility is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock post-business combination. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

Although the purchase option and its underlying securities have been registered under the registration statement, the purchase option provides for registration rights that permit the holder of the purchase option to demand that a registration statement will be filed with respect to all or any part of the securities underlying the purchase option within five years of October 4, 2007. Further, the holders of the purchase option will be entitled to piggy - back registration rights in the event we undertake a subsequent registered offering within seven years of the completion of the proposed offering.

The Company granted the underwriter a 45-day option to purchase up to 675,000 additional units to cover the over-allotment. The underwriter used 233,625 of the additional units at the time of closing and has advised the Company that they will not exercise the balance of the option.

NOTE F—PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.